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                            EXHIBIT 21 TO FORM 10-K

                           UMB FINANCIAL CORPORATION

                        Subsidiaries of the Registrant

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                                                               Jurisdiction of
Subsidiary                                                      Organization
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
Western Missouri Banks
UMB Bank, n.a. (Kansas City)                                         U.S.
UMB Bank, Cass County (Peculiar)                                   Missouri
UMB Bank Northwest (St. Joseph)                                    Missouri

Eastern Missouri and Illinois Banks
UMB Bank of St. Louis, n.a.                                          U.S.
UMB Bank, Northeast (Monroe City)                                  Missouri
UMB First State Bank of Morrisonville (Illinois)                   Illinois

Southwestern Missouri Banks
UMB Bank, Southwest (Springfield)                                  Missouri
UMB Bank, Warsaw                                                   Missouri

Central Missouri Banks
UMB Bank, Boonville                                                Missouri
UMB Bank, Jefferson City                                           Missouri
UMB Bank, North Central (Brookfield)                               Missouri
UMB Bank, Warrensburg                                              Missouri

Colorado Bank
UMB Bank Colorado                                                  Colorado

Kansas Bank
UMB National Bank of America

Nebraska Bank
UMB Bank Omaha, n.a.                                                 U.S.

Oklahoma Bank
UMB Oklahoma Bank                                                  Oklahoma

Banking-Related Subsidiaries
UMB Community Development Corporation                              Missouri
UMB Consulting Services, Inc.                                      Missouri
UMB Data Corporation                                               Missouri
UMB Properties, Inc.                                               Missouri
UMB, U.S.A.                                                        Nebraska
United Missouri Insurance Company                                  Arizona

Tiered Bank Holding Companies
First Sooner Bancshares, Inc.                                      Oklahoma
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